Exhibit 10.17

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDMENT (this "Amendment"), dated as of October 24, 2003, amends and modifies a certain Amended and Restated Credit Agreement, dated as of December 30, 2002, as amended by an Amendment dated as of August 14, 2003 (as so amended, the "Credit Agreement"), among AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY, an Iowa corporation (the "Borrower"), the banks named therein (the "Banks"), the Banks named therein, WEST DES MOINES STATE BANK, an Iowa state bank, as Co-Agent (in such capacity, the "Co-Agent"), FLEET NATIONAL BANK, a national banking association, as Documentation Agent (in such capacity, the "Documentation Agent") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

        FOR VALUE RECEIVED, the Borrower, the Banks and the Agent agree that the Credit Agreement is amended as follows:

ARTICLE I—AMENDMENTS TO THE CREDIT AGREEMENT

        1.1    New Definition.    A definition of "Initial Public Offering" is added to Section 1.1, and shall read as follows:

          "Initial Public Offering": Issuance by the Borrower of equity securities pursuant to a public offering described to the Agent and the Banks, which shall be completed during the fiscal year of the Borrower ending December 31, 2003, under which the Borrower shall receive Net Issuance Proceeds of not less than $200,000,000."

        1.2    Repayment.    Section 4.1 is amended to read as follows:

        "Section 4.1    Repayment.

          (a)    Tranche A Loans.    Principal of the Tranche A Loans shall be payable in installments as follows:

    (i)
    installments on December 31, 2002, March 31, 2003, June 30, 2003 and September 30, 2003, each in an amount equal to one-eleventh (1/11th) of the Tranche A Amount;

    (ii)
    an installment on June 30, 2004, in an amount equal to three-elevenths (3/11th) of the Tranche A Amount;

    (iii)
    installments on September 30, 2004, December 31, 2004 and March 31, 2005, each in an amount equal to one-eleventh (1/11th) of the Tranche A Amount; and

    (iv)
    a final principal installment payable on June 30, 2005 in an amount equal to the aggregate principal balance of the Tranche A Loans then outstanding.

          (b)    Tranche B Loans.    Principal of the Tranche B Loans shall be payable in installments as follows:

    (i)
    installments on March 31, 2003, June 30, 2003 and September 30, 2003, each in an amount equal to one-twentieth (1/20th) of the Tranche B Amount;

    (ii)
    an installment on June 30, 2004, in an amount equal to three-twentieths (3/20th) of the Tranche B Amount;

    (iii)
    installments commencing on September 30, 2004 and continuing on each March 31, June 30, September 30 and December 31 thereafter occurring to and including September 30, 2007, each in an amount equal to one-twentieth (1/20th) of the Tranche B Amount; and

    (iv)
    a final principal installment payable on December 31, 2007 in an amount equal to the aggregate principal balance of the Tranche B Loans then outstanding."

        1.3    Mandatory Prepayment.    Section 4.2(b)(a), is amended to read as follows:

          "(a) 15% of the Net Issuance Proceeds realized upon the sale or issuance by the Borrower of any equity security, excluding Net Issuance Proceeds of the Initial Public Offering; and"

        1.4    Liquidity.    New Section 9.20 is added after Section 9.19, and shall read as follows:

          "Section 9.20    Liquidity.    In the case of the Borrower (and not the Borrower and its Subsidiaries), own Cash Equivalents having a market value of less than $30,000,000 from the time of effectiveness of this provisions as provided in Section 3.3 of the Second Amendment of this Agreement through and including the time of payment in full of the installments of the Loans due on June 30, 2004."

        1.5    Notes.    The Borrower shall execute promissory notes substantially in the form of Exhibits A and B to this Amendment, and such promissory notes shall be and constitute the "Tranche A Notes" and "Tranche B Notes", respectively, and the "Notes" for purposes of all references thereto in the Credit Agreement. The amount of such Notes of each Bank shall be the outstanding principal balance of such Banks Tranche A Loan and Tranche B Loan as of the date of this Amendment (and not the original principal balance of such Loans).

        1.6    Construction.    All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

ARTICLE II—REPRESENTATIONS AND WARRANTIES

        To induce the Agent and the Banks to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Agent and the Banks that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

ARTICLE III—CONDITIONS

        This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

        3.1    Warranties.    After giving effect to this Amendment, the representations and warranties in Article VII of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

        3.2    Defaults.    After giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

        3.3    Net Issuance Proceeds.    As a condition to the effectiveness of Sections 1.2 and 1.4 of this Amendment, the Borrower shall have received Net Issuance Proceeds from the Initial Public Offering of not less than $200,000,000.

        3.4    Documents.

        (a)   The Borrower, the Agent and the Banks shall have executed and delivered this Amendment; and

        (b)   AEISC and AEILIC shall have executed and delivered the Acknowledgements attached hereto.

ARTICLE IV—GENERAL

        4.1    Expenses.    The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by this Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the Notes hereunder, which obligations of the Borrower shall survive any termination of the Credit Agreement.

        4.2    Counterparts.    This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

        4.3    Severability.    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

        4.4    Law.    This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

        4.5    Successors; Enforceability.    This Amendment shall be binding upon the Borrower, the Banks, the Agents and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agents, the Banks and the successors and assigns of the Banks and the Agents. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

(signature page follows)

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
By:	/s/ WENDY L. CARLSON

Title:	C.F.O. & General Counsel

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Bank
By:

Title:

WEST DES MOINES STATE BANK, as Co-Agent and as a Bank
By:

Title:

FLEET NATIONAL BANK, as Documentation Agent and as a Bank
By:

Title:

ACKNOWLEDGMENT

        The undersigned has entered into a Third Amended and Restated Security Agreement, dated as of April 6, 2000 (the "Security Agreement") in favor of U.S. Bank National Association, as Agent for the Banks securing the "Obligations" as defined in the Credit Agreement (defined in the foregoing Amendment). The undersigned hereby acknowledges that the "Obligations" include the obligations of the Borrower under the Credit Agreement as amended by the foregoing Amendment and under the Notes issued under the foregoing Amendment. The undersigned hereby confirms that the Security Agreement remains in full force and effect, enforceable against the undersigned in accordance with its terms.

AMERICAN EQUITY INVESTMENT SERVICE COMPANY
By:	/s/ DAVID J. NOBLE
Title:	President

ACKNOWLEDGMENT

        The undersigned has entered into a Consent and Agreement to Security Agreement, dated as of April 6, 2000 (the "Consent") in favor of U.S. Bank National Association, as Agent for the Banks. The undersigned hereby acknowledges that the "Obligations" specified in the Consent include the obligations of the Borrower under the Credit Agreement as amended by the foregoing Amendment and under the Notes issued under the foregoing Amendment. The undersigned hereby confirms that the Consent remains in full force and effect, enforceable against the undersigned in accordance with its terms.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
By:	/s/ WENDY L. CARLSON
Title:	General Counsel & Asst. Sec.

EXHIBIT A
TRANCHE A NOTE

$[Tranche A balance]	Minneapolis, Minnesota: October 24, 2003

        FOR VALUE RECEIVED, the undersigned AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY, an Iowa corporation (the "Borrower"), promises to pay to the order of [BANK] (the "Bank"), the principal sum of                        DOLLARS ($            ), payable in installments specified in the Credit Agreement, as hereinafter defined.

        The Borrower further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

        All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the office of U.S. Bank National Association, at 800 Nicollet Mall., Minneapolis, Minnesota 55402, or at such other place as may be designated by the Agent to the Borrower in writing.

        This Note is one of the Tranche A Notes and the Notes referred to in, and evidences indebtedness incurred under, a Credit Agreement dated as of December 30, 2002 (herein, as it may be amended, modified or supplemented from time to time, called the "Credit Agreement") among the Borrower, the Banks, as defined therein (including the Bank) and U.S. Bank National Association, as Agent, to which Credit Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Borrower is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable.

        This Note replaces and supersedes, and evidences indebtedness formerly evidenced by, the Tranche A Note of the Borrower payable to the Bank dated as of December 30, 2002, in the original principal amount of $                  .

        All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

        This Note is made under and governed by the internal laws of the State of Minnesota.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
By:

Title:

EXHIBIT B
TRANCHE B NOTE

$[Tranche B balance]	Minneapolis, Minnesota: October 24, 2003

        FOR VALUE RECEIVED, the undersigned AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY, an Iowa corporation (the "Borrower"), promises to pay to the order of [BANK] (the "Bank"), the principal sum of                        DOLLARS ($            ), payable in installments specified in the Credit Agreement, as hereinafter defined.

        The Borrower further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

        All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the office of U.S. Bank National Association, at 800 Nicollet Mall., Minneapolis, Minnesota 55402, or at such other place as may be designated by the Agent to the Borrower in writing.

        This Note is one of the Tranche B Notes and the Notes referred to in, and evidences indebtedness incurred under, a Credit Agreement dated as of December 30, 2002 (herein, as it may be amended, modified or supplemented from time to time, called the "Credit Agreement") among the Borrower, the Banks, as defined therein (including the Bank) and U.S. Bank National Association, as Agent, to which Credit Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Borrower is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable.

        This Note replaces and supersedes, and evidences indebtedness formerly evidenced by, the Tranche B Note of the Borrower payable to the Bank dated as of December 30, 2002, in the original principal amount of $                  .

        All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

        This Note is made under and governed by the internal laws of the State of Minnesota.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
By:

Title: